Exhibit 1(a)

$

Debt Securities and Warrants

THE BEAR STEARNS COMPANIES INC.

UNDERWRITING AGREEMENT

                      , 20

$

THE BEAR STEARNS COMPANIES INC.

Debt Securities and Warrants

UNDERWRITING AGREEMENT

                  , 20

To the Representatives
listed on Schedule I hereto
of the Underwriters named
in Schedule II hereto
c/o Bear, Stearns & Co. Inc.
383 Madison Ave.
New York, New York 10179

Dear Sirs:

The Bear Stearns Companies Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the Underwriters named in Schedule II hereto (the “Underwriters”) the principal amount of senior debt securities (“Debt Securities”) and/or warrants to purchase Debt Securities (“Warrants”) of the Company identified in Schedule I attached hereto (the Debt Securities and Warrants being collectively referred to herein as the “Securities”). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms “Underwriters” and “Representatives,” as used herein, shall each be deemed to refer to such firm or firms.

Unless otherwise specified in Schedule I, the Debt Securities are to be issued under an Indenture, dated as of May 31, 1991, as supplemented by the First Supplemental Indenture, dated as of January 29, 1998 and as further amended or supplemented from time to time (the “Indenture”), between the Company and Manufacturers Hanover Trust Company, a New York corporation, as Trustee (the “Trustee”). The Warrants will be issued under one or more warrant agreements (the warrant agreement relating to any issue of Warrants to be sold pursuant to this Agreement will be identified in Schedule I) between the Company and the warrant agent identified in such warrant agreement (the “Warrant Agreement”). The Debt Securities issuable upon exercise of a Warrant are referred to herein as Warrant Securities. The Debt Securities and Warrants may be offered either together or separately. The Securities are more fully described in the Final Prospectus referred to below and in Schedule I attached hereto. The Company confirms as follows its agreement with the Underwriters:

1.                                       Representations and Warranties of the Company.    The Company represents and warrants to, and agrees with, the several Underwriters as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (b) hereof.

(a)                                  The Company has filed an automatic shelf registration statement, as defined under Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”), including a base prospectus, with the Securities and Exchange Commission (the “Commission”) for the registration of the Securities, and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the “Regulations”), Registration Statement No. 333-[•] on Form S-3, not earlier than three years prior to the date hereof. Such registration statement became, and any post-effective amendment thereto will become, effective upon its filing with the Commission. The Company may have used a Preliminary Final Prospectus, each of which, if any, has previously been furnished to you. The offering of the Securities is a Delayed Offering and, accordingly, it is not necessary that any further information with respect to the Securities and the offering thereof required by the 1933 Act and the rules thereunder to be included in the Final Prospectus have been included in an amendment to such registration statement prior to the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2), (3) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

(b)                                 The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto. “Basic Prospectus” shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus. “Preliminary Final Prospectus” shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. “Final Prospectus” shall mean the prospectus supplement relating to the Securities that are first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. “Registration Statement” shall mean the various parts of the registration statement referred to in paragraph (a) above, including all exhibits thereto and the documents incorporated by reference in the Final Prospectus contained in such Registration Statement at the time such part of the Registration Statement becomes effective, each as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Time (as hereinafter defined), shall also mean such registration statement as so amended. “Rule 415,” “Rule 424” and “Regulation S-K” refer to such rules or regulation under the 1933 Act. Any reference herein to the Registration Statement, the Basic

Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), on or before the date of such Registration Statement, Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, as the case may be; and any reference to any amendment or supplement with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include post-effective amendment to the Registration Agreement, any prospectus supplement and any documents filed under the 1934 Act and incorporated by reference in such Registration Statement, Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, as the case may be, and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the Effective Date that is incorporated by reference in such Registration Statement. The “Disclosure Package” shall mean (i) the Basic Prospectus and any Preliminary Final Prospectus, (ii) each “issuer free writing prospectus” (as defined in Rule 433 under the 1933 Act (“Rule 433”)) relating to the Securities (an “Issuer Free Writing Prospectus”), if any, and (iii) the Permitted Issuer Information (as defined in paragraph (e)(i) below) contained in any “free writing prospectus” (as defined in Rule 405 under the 1933 Act (“Rule 405”)) (a “Free Writing Prospectus”) with respect to which an Underwriter has obtained the Company’s prior written consent pursuant to paragraph 3(o) below. A “Delayed Offering” shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered.

(c)                                  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the operations, business or properties of the Company and its subsidiaries considered as one enterprise.

(d)                                 The Company has the corporate power and authority to enter into this underwriting agreement (this “Agreement”), and the Warrant Agreement, if any, and to issue, sell and deliver the Securities. This Agreement, and the Warrant Agreement, if any, has been duly and validly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and is enforceable as to the Company in accordance with its terms. The Indenture has been duly and validly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and is enforceable as to the Company in accordance with its terms. The Indenture has been duly qualified under the Trust Indenture Act.

(e)                                  (i)                                     On the Effective Date, and at all times subsequent thereto to and including the Closing Time (as defined in Section 2), and during such longer period as a prospectus (or in lien thereof, the notice referred to in Rule 173(a) under the 1933 Act) may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment to the Registration Statement shall become effective, the Registration Statement (including any post-effective amendment) and the Final Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Final Prospectus) will contain all statements which are required to be stated therein in accordance with the 1933 Act, the Trust Indenture Act, and the Regulations, will conform in all material respects with the requirements of the 1933 Act, the Trust Indenture Act, and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Final Prospectus which has not then been set forth in such an amendment or supplement; and each Basic Prospectus and each Preliminary Final Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading. Each Issuer Free Writing Prospectus (including, without limitation, any “road show” that constitutes a “free writing prospectus” under Rule 433) does not and will not conflict with the information in the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus, conformed or will conform in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission on the date of first use, and, when considered together with the Disclosure Package as of the Execution Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The “issuer information” (as defined in Rule 433) included in each Free Writing Prospectus used or referred to by any Underwriter with the prior written consent of the Company (“Permitted Issuer Information”), when considered together with the Disclosure Package as of the Execution Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (i), however, with respect to any information contained in or omitted from (i) the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in the Registration Statement or such Basic Prospectus, Preliminary Final Prospectus, Final Prospectus or any Issuer Free Writing Prospectus, (ii) information other than Permitted Issuer Information contained in any Free Writing Prospectus included in the Disclosure Package and (iii) the Statement of Eligibility and Qualification on Form T-1 of the Trustee under the Trust Indenture Act, except statements or omissions in such Statement made in reliance upon information furnished to the Trustee by or on behalf of the Company for inclusion therein.

(f)                                    Neither the Commission nor the “blue sky” or securities authority of any jurisdiction has issued an order (a “Stop Order”) suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, suspending the registration or qualification of the Securities or suspending the qualification of the Indenture, nor has any of such authorities instituted or, to the knowledge of the Company, threatened to institute any proceedings with respect to a Stop Order in any jurisdiction in which the Securities are to be sold, nor, with respect to accuracy at the Closing Time, has there been any Stop Order instituted or, to the knowledge of the Company, threatened on or after the effective date of the Registration Statement in any jurisdiction.

(g)                                 The documents incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus, at the time they were or hereafter are filed with the Commission, complied or when so filed will comply in all material respects with the requirements of the 1933 Act, 1934 Act or Trust Indenture Act, as applicable, and the rules and regulations thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(h)                                 Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in, or any adverse development which materially affects, the financial condition, results of operations, business or properties of the Company and its subsidiaries considered as one enterprise.

(i)                                     Except for Bear, Stearns & Co. Inc. (“Bear Stearns”) and Bear, Stearns Securities Corp. (“BSSC”), no subsidiary of the Company is a “significant subsidiary” as defined in Rule 405 of Regulation C of the Regulations; each of Bear Stearns and BSSC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the operations, business or properties of the company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of Bear Stearns and BSSC has been duly authorized and validly issued and is fully paid and nonassessable and was not issued in violation of or subject to preemptive rights, and, except for directors’ qualifying shares, is owned directly or indirectly by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, equity or other defect of title whatsoever.

(j)                                     The Securities have been duly authorized (or will have been so authorized prior to each issuance of Securities) and when the Securities have been executed and authenticated in the manner set forth in the Indenture or Warrant Agreement, as the case may be, and are issued and delivered against payment therefor as provided in this Agreement, such Securities will have been duly executed (assuming due authentication by the Trustee or Warrant Agent), authenticated, issued and delivered, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture or Warrant Agreement, as the case may be, and will be enforceable as to the Company in accordance with their terms. The Indenture substantially complies with the 1933 Act, the Trust Indenture Act and the Regulations, and the Indenture, the Warrant Agreement, if any, and the Securities conform and will conform to the descriptions thereof contained in the Disclosure Package and the Final Prospectus.

(k)                                  The Warrant Securities, if any, have been duly authorized (or will have been so authorized prior to issuance) for issuance and sale upon the exercise of the Debt Warrants, and, when issued, authenticated and delivered in the manner set forth in the Indenture against payment of the exercise price in accordance with the terms of the Warrant Agreement, the Warrant Securities will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable as to the Company in accordance with their terms. The Warrant Securities, if any, will conform at the time of their issuance in all material respects to all statements relating thereto in the Final Prospectus.

(l)                                     The execution, delivery and performance of this Agreement and Warrant Agreement, if any, the performance of the Indenture, the issuance, authentication and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries considered as one enterprise pursuant to, the terms of any contract, agreement, indenture, mortgage, loan agreement, note, lease or other instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties or assets may be bound or subject, or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of its subsidiaries, or any law, judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body or any arbitrator having jurisdiction over the Company or any of its subsidiaries, or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries, or any of their respective properties or assets, is required for the execution, delivery and performance of this Agreement or the Warrant Agreement, if any, or the performance of the Indenture and the consummation of the transactions contemplated hereby and thereby, including the issuance, authentication, sale and delivery of the Securities, except for (1) such as may be required under state and foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and (2) such as have been made or obtained or will be made or obtained before the Closing Time under the 1933 Act and Trust Indenture Act.

(m)                               [              ], the accountants who certified the financial statements included or incorporated by reference in the Company’s most recent Annual Report on Form 10-K which is included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus and audited the Company’s internal control over financial reporting and management’s assessment thereof, were independent public accountants at the time such statements were certified and during the periods covered by such statements as required by the 1933 Act and the Regulations.

(n)                                 [                      ], the accountants who certified the financial statements included or incorporated by reference in the Company’s most recent Annual Report on Form 10-K which is incorporated by reference in the Disclosure Package and the Final

Prospectus, were independent public accountants at the time such statements were certified and during the periods covered by such statements as required by the 1933 Act and the Regulations.

(o)                                 The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Disclosure Package and the Registration Statement and the Final Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles in the United States (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the 1934 Act and the rules and regulations thereunder) applied on a consistent basis.

(p)                                 Except as may be set forth in the Disclosure Package and the Final Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body or arbitrator, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company, Bear Stearns or BSSC, except those which do not and in the future will not have a material adverse effect on the financial condition, results of operations, business or properties of the company and its subsidiaries considered as one enterprise, or which is required to be disclosed in the Registration Statement, the Disclosure Package or the Final Prospectus; and there are no contracts or documents of the Company, Bear Stearns or BSSC which are required to be filed as exhibits to the Registration Statement by the 1933 Act or the Regulations which have not been so filed.

(q)                                 The Company, Bear Stearns and BSSC possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them or the failure to obtain which, individually or in the aggregate, would have a material adverse effect on the financial condition, results of operations, business or properties of the Company and its subsidiaries considered as one enterprise, and neither the Company, Bear Stearns nor BSSC has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the financial condition, results of operations, business or properties of the Company and its subsidiaries considered as one enterprise.

(r)                                    The Company was not at the time of the initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the 1933 Act) of the Securities, is not on the date hereof and will not be at the Closing Time, an “ineligible issuer” (as defined in Rule 405). The Company has not made any offer relating to the Securities or distributed any offering materials in connection with the offering of the Securities other than the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, and any Issuer Free Writing Prospectus listed on Schedule VI hereto to which Bear Stearns had previously consented in writing.

(s)                                  At the time of filing the Registration Statement, at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), and at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the 1933 Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the 1933 Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the 1933 Act.

(t)                                    (A) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that complies with the requirements of the 1934 Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the Final Prospectus as amended or supplemented, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting; and (B) the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that comply with the requirements of the 1934 Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

2.                                       Purchase, Sale and Delivery of the Securities.    On the basis of the representations, warranties, covenants, and agreements of the Company herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, at the purchase price set forth in Schedule I attached hereto, the principal amount of Securities set forth opposite the respective names of the Underwriters in Schedule II attached hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II attached hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the “Underwriters’ Securities” and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called “Contract Securities.”

If so provided in Schedule I attached hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts (“Delayed Delivery Contracts”), substantially in the form of Schedule III attached hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Underwriters, at the Closing Time, the percentage set forth in Schedule I attached hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery

Contract must be for not less than the minimum principal amount set forth in Schedule I attached hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I attached hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II attached hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II attached hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II attached hereto less the aggregate principal amount of Contract Securities.

Except as otherwise provided in this Section 2, payment of the purchase price for, and delivery of, the Underwriters’ Securities to be purchased by the Underwriters shall he made at the offices of Bear Stearns or at such other place in the New York City metropolitan area as you shall determine and advise the Company in writing at least two business days prior to the Closing Time, on the date and at the time specified in Schedule I attached hereto (unless postponed in accordance with the provisions of Section 8), or such other time and date as shall be agreed upon by you and the Company (such time and date being referred to as the “Closing Time”). Payment shall be made to the Company by wire transfer of federal funds payable to the account of the company specified by it against delivery to you for the respective accounts of the Underwriters of the Underwriters’ Securities to be purchased by them. The Securities shall be in temporary or definitive form (and, if in temporary form, exchangeable for the Securities in definitive form, when prepared, without charge) which shall be in such denominations and registered in such names as you may request in writing at least two business days prior to Closing Time, provided that such Securities may be represented by a global certificate registered in the name of Cede & Co., as nominee of The Depository Trust Company (“Cede”), or to such other accounts as you may direct. Such Securities, in either definitive or temporary form, will be made available for examination and packaging by you on or before the first business day prior to Closing Time unless represented by a global certificate.

[Delivery at the Closing Time of any Underwriters’ Securities that are (i) Debt Securities in bearer form shall be effected by delivery of a single temporary global Debt Security without coupons (the “Global Debt Security”) evidencing the Securities that are Debt Securities in bearer form and (ii) Warrants in bearer form shall be effected only by delivery of a single permanent global Warrant (the “Global Warrant”) evidencing the Securities that are Warrants in bearer form, in each case to a common depositary for Centrale de Livraison de Valeurs Mobilieres S.A. (“CEDEL”) for credit to the respective accounts at CEDEL of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security or Global Warrant shall be delivered to the Representatives not later than the Closing Time, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security or Global Warrant, as the case may be, by the method and in the form set forth herein. The Company shall cause definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Global Debt Security shall be exchangeable for definitive Debt Securities in bearer form only on or after the date specified for such purpose in the Final Prospectus. The Warrants shall be evidenced only by a Global Warrant until their expiration.]

3.                                       Covenants of the Company.    The Company covenants and agrees with the several Underwriters as follows:

(a)                                  The Company will notify you immediately, and confirm such notice in writing, (i) when any amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or any Issuer Free Writing Prospectus or the Final Prospectus or for any additional information, (iii) of the issuance by the Commission of a Stop Order suspending the effectiveness of the Registration Statement (including any post-effective amendment thereto) or the use of the Final Prospectus or any Issuer Free Writing Prospectus or of the initiation, or the threatening, of any proceedings therefor, (iv) of the receipt of any comments from the Commission and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation, or threatening, of any proceeding for that purpose. If the Commission shall propose or enter a Stop Order at any time, the Company will make every reasonable effort to prevent the issuance of any such Stop Order and, if issued, to obtain the withdrawal of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Final Prospectus before or after the Effective Date to which you shall reasonably object in writing after being given advance notice of its intention to file and furnished in advance a copy thereof.

(b)                                 During the time when a prospectus relating to the Securities (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required to be delivered hereunder or under the 1933 Act, the Company will comply with all requirements imposed upon it by the 1933 Act and the Trust Indenture Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealing in, the Securities in accordance with the provisions thereof and the Final Prospectus. If during such time any event shall have occurred as a result of which, in the judgment of the Company, you or your counsel, the Final Prospectus or the Disclosure Package as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Final Prospectus or the Disclosure Package or Registration Statement to comply with the 1933 Act, the Trust Indenture Act or the Regulations, or if there shall occur any material change affecting any of the representations and warranties in Section 1, the Company will notify you promptly and prepare and file with the Commission, the London Stock Exchange and all other applicable bodies an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission and will deliver to the several Underwriters, without charge, such number of copies thereof as may be reasonably requested by the Underwriters; provided that the Company will promptly notify you if such judgment has been reached by it.

(c)                                  The Company will promptly deliver to you a copy of the Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver without charge to each of the several Underwriters such number of copies of the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, all Issuer Free Writing Prospectuses, the Registration Statement, and all amendments of and supplements to such documents, if any, as may be reasonably requested by the Underwriters.

(d)                                 The Company will endeavor in good faith, in cooperation with you to timely qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take action which would subject it to general service of process in any jurisdiction where it is not now so subject or to conduct its business in a manner in which it is not currently so conducting its business.

(e)                                  The Company will make generally available (within the meaning of Section 11(a) of the 1933 Act and Rule 158 of the Regulations) to its security holders and to you as soon as practicable an earnings statement which need not be audited but which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the Regulations.

(f)                                    The Company will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the date of the Final Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required in connection with the offering or sale of the Securities.

(g)                                 During the period of one year after the date hereof, the Company will furnish to you (i) as soon as publicly available, a copy of each Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, annual report to stockholders and definitive proxy statement of the Company filed with the Commission under the 1934 Act or mailed to stockholders and (ii) from time to time, such other information concerning the Company as the Underwriters may reasonably request.

(h)                                 The Company will apply the proceeds from the sale of the Securities as set forth under the caption “Use of Proceeds” in the Final Prospectus.

(i)                                     Prior to the Closing Time, the Company shall furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries, for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Registration Statement and the Final Prospectus.

(j)                                     The Company will file no amendment or supplement to the Registration Statement or the Final Prospectus at any time, whether before or after the effective date of the Registration Statement, unless such filing shall comply with the 1933 Act, the Trust Indenture Act, and the Regulations and unless you shall previously have been advised of such filing and furnished with a copy thereof, and you and your counsel shall have approved such filing.

(k)                                  The Company will comply with all provisions of all undertakings contained in the Registration Statement.

(l)                                     The Company consents to the use of the Final Prospectus and the Disclosure Package or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Final Prospectus is required by law to be delivered in connection therewith.

(m)                               The Company shall maintain, in accordance with the rules and regulations of the Commission, all Issuer Free Writing Prospectuses not required to be filed pursuant to the rules and regulations of the Commission. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus would, in the judgment of Bear Stearns or the Company, conflict with the information in the Registration Statement, the Disclosure Package or the Final Prospectus as then amended or supplemented or would, in the judgment of Bear Stearns or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading, or if to comply with the 1933 Act, the 1934 Act or the rules and regulations of the Commission, it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify Bear Stearns promptly and prepare, subject to Section 3(b) hereof, an Issuer Free Writing Prospectus or other document (in form and substance satisfactory to Bear Stearns) which will correct such statement, omission or conflict or effect such compliance.

(n)                                 The Company will not, without the prior written consent of Bear Stearns, make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus.

(o)                                 Each Underwriter severally covenants and agrees with the Company that such Underwriter will not use or refer to any Free Writing Prospectus without the prior written consent of the Company where the use or reference to such Free Writing Prospectus might require the filing of any “issuer information” (as defined in Rule 433) with the Commission.

(p)                                 The Company will file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the 1933 Act.

(q)                                 The Company has complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

[4.                                   Covenants of the Underwriters. (a) Each of the several Underwriters agrees with the Company that:

(i)                                     except to the extent permitted under U.S Treas. Reg. Section 1.163-5(c)(2)(i)(D) (the “D Rules”), (A) it has not offered or sold, and during the restricted period will not offer or sell, Debt Securities in bearer form (including any Debt Security in global form that is exchangeable for Debt Securities in bearer form) to a person who is within the United States or its possessions or to a United States person and (B) it has not delivered and will not deliver within the United States or its possessions definitive Debt Securities in bearer form that are sold during the restricted period;

(ii)                                  it has, and throughout the restricted period will have, in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Securities in bearer form are aware that such Debt Securities may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

(iii)                               if it is a United States person, it is acquiring the Debt Securities in bearer form for purposes of resale in connection with their original issuance, and if it retains Debt Securities in bearer form for its own account, it will only do so in accordance with the requirements of US. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

(iv)                              if it transfers to any affiliate Debt Securities in bearer form for the purpose of offering or selling such Debt Securities during the restricted period, it will either (A) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (i), (ii) and (iii) or (B) repeat and confirm the representations and agreements contained in clauses (i), (ii) and (iii) on such affiliate’s behalf and obtain from such affiliate the authority to so obligate it;

(v)                                 it will obtain for the benefit of the Company the representations and agreements contained in clauses (i), (ii), (iii) and (iv) from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(4) for the offer or sale during the restricted period of Debt Securities in bearer form; and

(vi)                              it will comply with or observe any other restrictions or limitations set forth in the Final Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Securities may be offered, sold, resold or delivered.

All other terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules. The restricted period is defined at U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(B)(7).

(b)                                 Each of the several Underwriters agrees with the Company that:

(i)                                     except to the extent permitted under the D Rules, (A) it has not offered or sold Warrants in bearer form to a person who is within the United States or its possessions or to a United States person and (B) it will not offer or sell Warrants in bearer form at any time to a person who is within the United States or its possessions or to a United States person;

(ii)                                  it has in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Warrants in bearer form are aware that such Warrants may not be offered or sold at any time to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

(iii)                               if it is a United States person, it is acquiring the Warrants in bearer form for purposes of resale in connection with their original issuance, and if it retains Warrants in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

(iv)                              if it transfers to any affiliate Warrants in bearer form for the purpose of offering or selling such Warrants, it will either (A) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (i), (ii) and (iii) or (B) repeat and confirm the representations and agreements contained in clauses (i), (ii) and (iii) on such affiliate’s behalf and obtain from such affiliate the authority to so obligate it;

(v)                                 it will obtain for the benefit of the Company the representations and agreements contained in clauses (i), (ii), (iii) and (iv) from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163(c)(2)(i)(D)(4) for the offer or sale of Warrants in bearer form; and

(vi)                              it will comply with or observe any other restrictions or limitations set forth in the Final Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Warrants may be offered, sold, resold or delivered.

Terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules.]

5.                                       Payment of Expenses.        Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following:  (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all costs and expenses related to the issuance, authentication, transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon; (iii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, the Warrant Agreement, if any, any Blue Sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 3(d) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment memoranda; (v) any fees charged by securities rating agencies for rating the Securities; (vi) any filing fees incident to any required reviews by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of the sale of the Securities if the Securities are so rated; (vii) the costs and expenses of any qualified independent underwriter which may be required by the rules and regulations of the NASD; (viii) all costs and expenses incident to listing the Securities on the New York Stock Exchange, Inc. (“NYSE”) or other national securities exchange; (ix) the cost of preparing certificates for the Securities and the cost and charges of The Depository Trust Company, Inc. and its nominee for acting as depository for the Securities and otherwise effecting any book entry ownership system for the Securities; (x) the cost and charges of any transfer agent, calculation agent, registrar or disbursing agent; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 7 and 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

If this Agreement is entered into and the purchase of Securities by the Underwriters pursuant to this Agreement is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 11(b) hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

6.                                       Conditions of Underwriters’ Obligations.

The obligations of the several Underwriters to purchase and pay for the Securities, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company, herein contained, as of the date hereof and at the Closing Time to the absence from any certificates, opinions, written statements or letters furnished to you pursuant to this Section 6 or to your counsel, [              ] (collectively, “Underwriters’ Counsel”) pursuant to this Section 6 of any misstatement or omission, to the performance by the Company of its obligations hereunder in all material respects and to the following additional conditions:

(a)                                  If filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b).

(b)                                 At the Closing Time (i) no Stop Order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act, and no proceeding under the 1933 Act or 1934 Act therefor shall have been initiated or threatened by the Commission, or, with respect to the filing of any Form 8-A under the 1934 Act, by any national securities exchange; no stop order suspending or preventing the use of the Final Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with or such requests shall have been otherwise satisfied; (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities, preferred stock or other obligations of the Company as of the date of this Agreement shall not have been lowered since the execution of this Agreement and no such agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities or preferred stock of the Company; and (iii) since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Final Prospectus, except as otherwise stated therein or contemplated thereby, there shall not have been any material adverse change in, or any adverse development which materially affects, the financial condition, results of operations, business or properties of the Company and its subsidiaries considered as one enterprise, the effect of which is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus;

(c)                                  At the Closing Time and substantially to the effect set forth in Schedule IV, you shall have received the opinion of Cadwalader, Wickersham & Taft LLP, counsel for the Company, dated the Closing Time, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters’ Counsel.

(d)                                 At the Closing Time, you shall have received the opinion of [                  ], counsel of the Company, or another counsel reasonably acceptable to Underwriter’s Counsel, dated the Closing Time and substantially to the effect set forth in Schedule V, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters’ Counsel.

(e)                                  At the Closing Time, you shall have received a certificate of the President or any Executive Vice President and the Chief Financial Officer or the Controller of the Company, dated the Closing Time, to the effect that the conditions set forth in subsections (a) and (b) of this Section 6 have been satisfied, that as of the date hereof and at the Closing Time, the representations and warranties of the Company set forth in Section 1 hereof are accurate, and that at the Closing Time, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed in all material respects.

(f)                                    At each of the Execution Date and the Closing Time, you shall have received a letter (which may be an update or “bringdown” letter) from [                  ], independent public accountants for the Company and its subsidiaries, dated the date of delivery and substantially to the effect set forth in Schedule VI, addressed to the Underwriters and in form and scope reasonably satisfactory to you.

(g)                                 All proceedings taken in connection with the sale of the Securities as contemplated herein shall be satisfactory in form and scope to you and to Underwriters’ Counsel, and the Underwriters shall have received from said Underwriters’ Counsel an opinion, dated the Closing Time, with respect to the issuance and sale of the Securities, the Disclosure Package, the Registration Statement and the Final Prospectus and any amendments or supplements to the Registration Statement, the Disclosure Package or the Final Prospectus, and such other related matters, as you may reasonably require, and the Company shall have furnished to Underwriters’ Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h)                                 Prior to the Closing Time, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

(i)                                     The NASD, upon review of the terms of the public offering of the Securities, shall have no objections to the fairness of the underwriting terms and arrangements of the offering.

(j)                                     The resolutions required by Section 3.1 of the Indenture relating to the Securities shall have been adopted by the Board of Directors of the Company or an authorized committee thereof.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and scope to you and to Underwriters’ Counsel, all your obligations hereunder may be cancelled by you at, or at any time prior to, the Closing Time. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telecopy, confirmed in writing.

7.                                       Indemnification.

(a)                                  The Company agrees to indemnify and hold harmless each Underwriter, their affiliates (if any) and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, liabilities, claims, damages and out-of-pocket expenses whatsoever (including but not limited to attorneys’ fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which you or any such person may become subject under the 1933 Act, the 1934 Act, or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement (other than that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 of the Trustee under the Trust Indenture Act, except for statements or omissions in such Registration Statement made in reliance upon information furnished to the Trustee by or on behalf of the Company for inclusion therein) or any amendment thereto, (B) any related Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus or in any amendment or supplement thereto, (C) any Issuer Free Writing Prospectus or any amendment or supplement thereto or (D) any Permitted Issuer Information, (ii) arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any related Preliminary Final Prospectus, the Final Prospectus and any Issuer Free Writing Prospectus or any Permitted Issuer Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) arise out of or are based upon any breach or alleged breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement; provided, however, that the Company will not be liable to any Underwriter or any person so controlling such Underwriter in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon (x) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein, such written information being as set forth in the penultimate sentence of subsection (b) below or (y) any failure of such Underwriter to deliver the Final Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the 1933 Act) to a purchaser of Securities as required by applicable law. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement and shall extend, upon the same terms and conditions, to each person, who controls any Underwriter within the meaning of the 1933 Act.

(b)                                 Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act against any losses, liabilities, claims, damages and out-of-pocket expenses whatsoever (including but not limited to attorneys’ fees and any and all out-of-pocket expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), to which they or any of them may become subject under the 1933 Act, the 1934 Act, or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement or any amendment thereto, (B) any related Basic Prospectus, Preliminary Final Prospectus or the Final Prospectus, or in any amendment or supplement thereto or (C) any Issuer Free Writing Prospectus or any amendment or supplement thereto, or (ii) arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any related Basic Prospectus, Preliminary Final Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through you expressly for use therein. For all purposes of this Agreement, the identification of the name of, and the principal amount of Securities to be purchased by, each of the Underwriters, the amounts of the selling concession and reallowance, and the stabilization language set forth under the heading “Underwriting” in the Final Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for inclusion in any Basic Prospectus or Preliminary Final Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus or the Registration Statement (as from time to time amended or supplemented), or any amendment or supplement thereto. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such claim, action or proceeding or separate but substantially similar or related claims, actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (together with appropriate local counsel) at any time for the indemnified party or parties, which firm shall be designated in writing by the indemnified party or parties, unless such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the other indemnified party or parties (in which case the indemnifying party shall be liable for the fees and expenses of only one additional separate firm (together with appropriate local counsel) for such indemnified party or parties at any time)), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this Section 6 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

8.                                       Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from the Company or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and out-of-pocket expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in any Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

9.                                       Default by an Underwriter.    (a)  If any Underwriter or Underwriters shall default at the Closing Time in its or their obligation to purchase Securities hereunder and if the principal amount of Securities with respect to which such default relates does not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate [      ]% of the principal amount of Securities which all Underwriters have agreed to purchase hereunder then such principal amount of Securities to which the default relates shall be purchased by the nondefaulting Underwriters in proportion to their respective commitments hereunder.

(b)                                 If such default relates to more than [      ]% of the principal amount of Securities, you may in your discretion arrange for yourself or for another party or parties (including any nondefaulting Underwriter or Underwriters who so agree) to purchase such principal amount of Securities to which such default relates on the terms contained herein. If within five calendar days after such a default you do not arrange for the purchase of such principal amount of Securities to which such default relates as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7 and 8 hereof) or the several Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters and the Company for damages occasioned by its or their default hereunder.

(c)                                  If the principal amount of Securities to which the default relates is to be purchased by the nondefaulting Underwriters, or is to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Time for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, any Issuer Free Writing Prospectus or the Final Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement, any Issuer Free Writing Prospectus or the Final Prospectus which, in the opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

10.                                 Survival of Representations and Agreements.     All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement, including the representations and warranties contained in Section 1, the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Securities to and by the several Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8, 10 and 13 hereof shall survive the termination of this Agreement including pursuant to Section 11 hereof.

Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 7 hereof, the representations and warranties in subsections (b), (c) and (f) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Final Prospectus contained in any certificate furnished by the Company pursuant to Section 6 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the 1933 Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the 1933 Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

11.                                 Effective Date of This Agreement and Termination.    (a)  This Agreement shall become effective as of the time, after the Registration Statement becomes effective, of the release by you for publication of the first newspaper advertisement which is subsequently published relating to the Securities or the time, after the Registration Statement becomes effective, when the Securities are first released by you for offering by the Underwriters or dealers by letter or telegram, whichever shall first occur. You or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except as noted below in this Section 11, by giving the notice indicated in Section 11(c) before the time this Agreement becomes effective.

(b)                                 You shall have the right to terminate this Agreement at any time prior to the Closing Time if, after the date hereof:  (i) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the NYSE or the American Stock Exchange or in the over-the-counter market; (iii) a banking moratorium shall have been declared either by Federal or New York State authorities; (iv) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or on the United States is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities; (v) any restriction materially adversely affecting the distribution of the Securities which was not in effect on the date hereof shall have become effective; or (vi) there shall have been such change in the market for the securities of the Company or securities in general or in political, financial or economic conditions as in your judgment makes it inadvisable to proceed with the offering, sale and delivery of the Securities on the terms contemplated by the Final Prospectus.

(c)                                  Any notice of termination pursuant to this Section 11 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

12.                                 Notice.   All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to you, shall be mailed, delivered, or telexed or telecopied and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, NY 10179, Attention:  Corporate Finance Department; if sent to the Company, shall be mailed, delivered, or telexed or telecopied and confirmed in writing to the Company, 383 Madison Avenue, New York, NY 10179, Attention:  Chief Financial Officer.

13.                                 Parties.   Subject to the restrictions pertaining to Bear Stearns set forth in the foregoing sentence, the Company shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Underwriters when the same shall have been given by any of you on behalf of the Underwriters. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Securities from any of the Underwriters.

Notwithstanding anything contained in this Agreement to the contrary, all of the obligations of the Underwriters hereunder are several and not joint.

14.                                 Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.                                 Construction.    This Agreement shall be construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

THE BEAR STEARNS COMPANIES INC.

By:
Name:
Title:

Accepted as of the date first
above written.

BEAR, STEARNS & CO. INC.,
on behalf of each of the Underwriters

By:
Name:
Title:

SCHEDULE I

Underwriting Agreement dated

Registration Statement No.:   33-

Representative:  Bear, Stearns & Co. Inc.

Address for communications to the Representative:

c/o	Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, NY 10179
	Attention:	Peter J. Aranow
Corporate Finance Department

Debt Securities:

Title, Purchase Price and Description of Securities:

Title:

Principal Amount:

Interest Rate:      %. Payable:

Date of Maturity:

Form of Debt Securities:  [Registered]  [Bearer]

Purchase Price and Currency:

Public Offering Price:

Sinking Fund Provisions:

Redemption Provisions:

Current Ratings:

Other Provisions:  As described in the Final Prospectus

Closing Date, Time and Location:

Date:

Time:

Location:

Whether Securities to Be Represented by Separate Certificates Rather than a Global Certificate:

Restrictions on Resale by Underwriters:

Delayed Delivery Contracts:  [authorized] [not authorized]

Delivery Date:

Minimum Contract:

Maximum Aggregate Principal Amount:

Fee:        %

Warrants:

Title, Purchase Price and Description of Securities:

Warrant Agreement:

Number of Warrants to Be Issued:

Form of Warrants:  [Registered]  [Bearer]

Purchase Price:

Public Offering Price:

Date Exercisable:

Expiration Date:

Exercise Price:

Closing Date, Time and Location:

Date:

Time:

Location:

Restrictions on Resale by Underwriters:

Delayed Delivery Contracts:  [authorized]  [not authorized]

Delivery Date:

Minimum Contract:

Maximum Number of Warrants:

Fee:          %

Warrant Securities:

Principal Amount Purchasable upon Exercise of One Warrant:

Interest Rate:          %.                             Payable:

Date of Maturity:

Form of Warrant Securities:  [Registered] [Bearer]

Sinking Fund Provisions:

Redemption Provisions:

Other Provisions:

SCHEDULE II

Underwriters	Principal Amount of Securities to be Purchased

Bear, Stearns & Co. Inc.	$

Total	$

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SCHEDULE III

Debt Securities and Warrants

DELAYED DELIVERY CONTRACT

                            , 20

The Bear Stearns Companies Inc.
383 Madison Avenue
New York, New York 10179
Attention:

Dear Sirs:

The undersigned hereby agrees to purchase from The Bear Stearns Companies Inc. (the “Company”), and the Company agrees to sell to the undersigned on       , 20     (the “Delivery Date”), $                                     principal amount of the Company’s [insert title of security] (the “Securities”), offered by the Company’s Prospectus, dated                     , 20  , as supplemented by its Prospectus Supplement, dated                        , 20    , receipt of which is hereby acknowledged, at a purchase price of [    % of the principal amount of Debt Securities, plus accrued interest from             , 20    , to the Delivery Date,] [and] [$                 per Warrant] and on the further terms and conditions set forth in this contract.

Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by wire transfer of federal funds, at the office of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (i) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before             , 20    , shall have sold to the Underwriters of the Securities (the “Underwriters”) such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement, dated         , 20    , between the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

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Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate amount of Securities in excess of $               and that the acceptance of any Delayed Delivery Contracts is in the Company’s sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

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This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

Yours very truly,

(Name of Purchaser)

By:
Name:
Title:

(Address of Purchaser)

Accepted as of the date first above written.

THE BEAR STEARNS COMPANIES INC.

By:
Name:
Title:

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PURCHASER - PLEASE COMPLETE AT TIME OF SIGNING

The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows:  (Please print)

Name	Telephone No. (including Area Code)

III-4

SCHEDULE IV

1.                                       Each of the Company, Bear, Stearns & Co. Inc. (“Bear Stearns”) and Bear, Stearns Securities Corp. (“BSSC”) is a corporation validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Final Prospectus. Each of the Company, Bear Stearns and BSSC is duly qualified to transact business and is in good standing as a foreign corporation in the State of New York. All of the outstanding shares of capital stock of Bear Stearns and BSSC is owned of record and, to the best of our knowledge, beneficially by the Company and by Bear Stearns, respectively, in each case free and clear, to the best of our knowledge, of any lien, security interest or other encumbrance.

2.                                       The execution, delivery and performance by the Company of the Indenture and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Indenture has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.                                       The Company has all requisite corporate power to authorize, create and issue the Securities, and the Securities, when duly executed by the Company, authenticated by the Trustee, or the Warrant Agent, if applicable, pursuant to the terms of the Indenture, or the Warrant Agreement, if applicable, and sold and delivered by the Company pursuant to the Underwriting Agreement will be duly authorized and legally issued and will constitute binding obligations of the Company entitled to the benefits of the Indenture in accordance with the terms of such Securities, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). The statements in the Final Prospectus under the caption “Description of the Debt Securities” and “Description of Warrants” insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries in all material respects of such provisions.

4.                                       The Company has all requisite corporate power and authority to execute and deliver the Underwriting Agreement, and the Warrant Agreement, if any, and to perform its obligations thereunder. The execution, delivery and performance by the Company of the Underwriting Agreement, and the Warrant Agreement, if any, and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Underwriting Agreement, and the Warrant Agreement, if any, have been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery by the other parties thereto), constitute the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

[5.                                   The Warrant Securities, if any, have been duly authorized (or will have been so authorized prior to issuance) for issuance and sale upon the exercise of the Debt Warrants, and, when issued, authenticated and delivered in the manner set forth in the Indenture against payment of the exercise price in accordance with the terms of the Warrant Agreement, the Warrant Securities will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable as to the Company in accordance with their terms.]

6.                                       The execution of the Underwriting Agreement, and the Warrant Agreement, if any, the delivery of the Underwriting Agreement, the Warrant Agreement, if any, and the Indenture, the consummation of the transactions contemplated thereby and compliance by the Company with any of the provisions thereof (a) will not (i) conflict with or violate any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of the Company, or (ii) conflict with or violate any New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion in this sentence), and (b) do not breach or result in a violation of, or default under any material document, agreement or other instrument of which we are aware to which the Company is a party or by which it is bound. No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Underwriting Agreement, the Warrant Agreement, if any, and the Indenture, or the consummation by the Company of the transactions contemplated thereby except for those that (i) may be required by Rule 424(b) promulgated under the 1933 Act, (ii) may be required under state securities or blue sky laws, as to which we express no opinion, or (iii) have been made or obtained under the 1933 Act and the Trust Indenture Act.

7.                                       The Registration Statement, as of its effective date, and the Final Prospectus, as of its issue date and as of the date hereof, and the Disclosure Package, as of the Execution Time and as of the date hereof, complied and comply as to form in all material respects with the requirements of the 1933 Act and the Trust Indenture Act and the rules and regulations thereunder (except that no opinion is expressed herein with respect to the financial statements and notes thereto, the financial statement schedules and the other financial, statistical and accounting data included or incorporated by reference therein or that should have been included therein).

8.                                       The Registration Statement became effective upon filing under the 1933 Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings therefor have been initiated or threatened by the Commission.

9.                                       To the best of our knowledge, based upon telephonic confirmation from the Commission, the Indenture has been qualified under the Trust Indenture Act.

We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information contained in the Registration Statement, the Disclosure Package or the Final Prospectus, and we do not pass upon or assume any responsibility therefor. However, in the course of our review of the Registration Statement, the Disclosure Package and the Final Prospectus, we have attended certain conferences and participated in the conversations with representatives of the Company, representatives of the Underwriters and representatives of [                                           ], counsel for the Underwriters, and representatives of the Company’s independent public accountants. On the basis of the information which we gained in the course of the representation referred to above and our examination of the documents referred to in this opinion letter, considered in light of our understanding of applicable law and the experience we have gained through our practice, nothing has come to our attention in the course of our review of the Registration Statement, the Disclosure Package and the Final Prospectus which causes us to believe that, (i) as of the effective date of the Registration Statement, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) as of its date or as of the date hereof, the Final Prospectus (including any filing under the 1934 Act explicitly referenced as to be filed under the caption “Where You Can Find More Information” in the Final Prospectus) contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package, as of the Execution Time or as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact that required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we express no view as to the adequacy or accuracy of the financial, numerical, statistical or quantitative information included or incorporated by reference in the Registration Statement or the Final Prospectus.

SCHEDULE V

To the best of my knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their property is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, if adversely decided will not have a material adverse effect upon the operations, business or assets of the Company and its subsidiaries considered as one enterprise.

The execution of the Underwriting Agreement, and the Warrant Agreement, if any, the delivery of the Underwriting Agreement, the Warrant Agreement, if any, and the Indenture, the consummation of the transactions contemplated thereby and compliance by the Company with any of the provisions thereof will not (i) conflict with, or result in a breach of any of the terms of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) or require consent under, or result in imposition of, any lien or encumbrance upon any property or assets of the Company pursuant to the terms of, any material document, agreement or other instrument of which we are aware to which the Company is a party or by which it is bound, or (ii) conflict with or violate any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which we are aware.

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SCHEDULE VI

1.                                       They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1934 Act (collectively, the “Acts”) and the applicable published rules and regulations thereunder.

2.                                       In their opinion, the consolidated financial statements and supporting schedule(s) of the Company, audited by them and incorporated by reference in the Registration Statement and the Final Prospectus, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations.

3.                                       They have performed certain specified procedures, not constituting an audit, including a reading of the unaudited interim consolidated financial statements of the Company incorporated by reference in the Registration Statement and of the latest available unaudited interim consolidated financial data of the Company; a reading of the minutes of the meetings and consents of the stockholders, the Board of Directors and the Executive Committee of the Board of Directors of the Company and of each of the Significant Subsidiaries (as such term is defined in Rule 405 of Regulation C of the Regulations) of the Company since the end of the most recent fiscal year with respect to which an audit report has been issued; inquiries of certain officials of the Company and such Significant Subsidiaries who have responsibility for financial and accounting matters with respect to the unaudited consolidated financial statements incorporated by reference in the Registration Statement and Final Prospectus and the latest available unaudited interim consolidated financial data of the Company.

4.                                       Nothing came to their attention as a result of the foregoing procedures that caused us to believe that:

(a)                                  (i) The unaudited consolidated financial statements described in paragraph 3 above incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Acts and with the related published rules and regulations and (ii) the unaudited consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements; or

(b)                                 (i) The unaudited consolidated financial statements described in paragraph 3 are not stated on a basis substantially consistent with that of the audited consolidated financial statements, or (ii) as of a specified date not more than five days prior to the date of such letter and as of the date of the latest available unaudited consolidated monthly financial data of the Company, there was any change in the capital stock or long-term indebtedness of the Company and its subsidiaries or any decrease in the stockholders’ equity of the Company, in each case as compared with the amounts shown on the most recent unaudited consolidated statement of financial condition of the Company included and incorporated by reference in the Registration Statement and Final Prospectus, or (iii) during the period from the date of such statement of financial condition to the date of the latest available unaudited consolidated

VI-1

financial data of the Company, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, income before extraordinary item, if any, and net income of the Company and its subsidiaries, except in each such case for changes or decreases set forth in or contemplated by the Registration Statement and Final Prospectus or except for such changes or decreases set forth in such letter.

5.                                       They have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in certain specified Items of the Company’s Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated in the Company’s Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

6.                                       In addition to the examination referred to in their report included or incorporated by reference in the Registration Statement and the Final Prospectus, and the limited procedures referred to in paragraph 3 above, they have provided such additional information as the Underwriters reasonably request with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Final Prospectus, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting records or computations therefrom.

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